Exhibit 99.1

Business Update

Handout

June 2007

EDISON INTERNATIONAL®

Leading the Way in ElectricitySM

Forward Looking Statements

Statements contained in this presentation about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2006 Form 10-K and subsequent reports filed with the Securities and Exchange Commission and available on our website: www.edison.com. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

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EDISON INTERNATIONAL®

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Edison International – What’s New

Suzlon Wind Energy Corporation has signed a contract with EMG for 300 units of the S88 - 2.1 MW turbine, or 630 MW of wind turbine capacity. The two-phase contract calls for delivery of 315 MW of turbine capacity in 2008 and another 315 MW of capacity in 2009. The turbines will be sited at various locations across the country, which are yet to be announced.

New meter connections for 2007 expected to be 75,626, slightly lower than our May update number of 77,690 as the drop in housing starts which began in mid-2006 is a little deeper than previously forecasted.

SCE expanded its agreement with Calpine to purchase 225 MW of geothermal energy for 10 years and entered into a new agreement for 714 MW of non-renewable capacity for 2008-2011.

Although DPV2 has received CAISO, CPUC, USFWS and Arizona Siting Commission approvals, the Arizona Corporation Commission (ACC) denied approval of the project on May 30, 2007. The company is evaluating its options for the project.

Bid evaluation in process for 2007 solicitation of 10-, 15- and 20-year renewable contracts; intend to finalize by 2Q 2008.

2 EDISON INTERNATIONAL®

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Edison International – Key Investment Messages

Strong 1st Quarter Earnings & Favorable Core1 Outlook for 2007 (pg. 5, 31-34)

Consolidated earnings per share increased 29% to $1.01, while core1 earnings increased 61% to $0.90 per share

Expect core1 earnings for the year to be in the upper range of the core1 guidance

EMG Leadership in Wind Development (pg. 27-28)

More than 600 MW of total wind energy in operation or under construction

Pipeline of nearly 2,700 MW under exclusive development agreements

1,563 MW of turbines purchased/optioned

Targeting portfolio of over 2,000 MW by the end of 2009

EMG Successful in PJM RPM Auction (pg. 22)

MWG and Homer City sold approx. 3,900 net MW at the designated price of $40.80 per MW-day

Positive Regulatory Environment Provides a Strong Foundation for Growth at SCE (pg. 7, 11, 13)

CPUC recognizes the need for sustained investment in Southern California’s electricity infrastructure to maintain and strengthen reliability and keep pace with the region’s rapid economic growth

CPUC is considering plans to share energy efficiency savings between ratepayers and investors (pg. 10, 16)

SCE was recognized as a national leader in energy efficiency by the U.S. DOE

SCE’s “smart” digital electricity meter could reduce peak demand by as much as 1,000 MW

1 See appendix for non-GAAP reconciliation.

3

EDISON INTERNATIONAL®

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Edison International – 1Q 2007 Financial Highlights

Net income increased 29% to $333 million or $1.01 per share

Core1 earnings grew 61% to $0.90 per share over first quarter 2006

SCE’s core1 earnings were up 22% primarily from the impact associated with last year’s delay in receipt of the 2006 rate case decision

EMG’s core1 earnings more than doubled from improved margins from its generation fleet

Adjusted EBITDA1 for EIX increased to $896 million in Q1 2007 compared to $708 million in Q1 2006, a 27% increase

Based on first quarter performance and current forward wholesale power prices, 2007 core1 earnings are expected to be at the upper end of the $3.05 – $3.45 per share core1 guidance range

Total earnings guidance was updated on May 9, 2007 to $2.70 – $3.10 per share reflecting the net impact of non-core1 refinancing charges at EMG and a tax benefit at SCE

1 See appendix for non-GAAP reconciliation.

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Edison International – Value Drivers

EIX Integrated Platform

SCE Value Drivers

EMG Value Drivers

Strong customer and load growth

Tight system reserve margins keep focus on reliability

Proposed $17 billion, 5-year capital investment plan1

52% - Expand and strengthen distribution system

25% - New transmission for system reliability and renewables

15% - San Onofre steam generators and other generation

7% - Advanced Metering Infrastructure (AMI)

1% - 5 Small Generation Units (“Peakers”)

Strengthened regulatory framework

3-year forward rate-setting

Cost of Capital

Procurement cost recovery mechanisms

Financial performance

Earning assets growing at 12%+ annually over the next 5 years from 2006—2011

Low-cost coal generation portfolio

Adjusted EBITDA exceeds $1 billion annually2

Strong operational and marketing/trading capabilities

Focus on optimizing and stabilizing merchant margins

Experienced/value-added trading capability

Effective allocation of cash

New generation investments

Hedging collateral

Phased environmental compliance

Diversify and grow the generation portfolio

Focus on development of non-coal projects with long-term contracts, regional diversity

Renewables

Thermal - Gas

IGCC

1 Subject to timely receipt of permitting, licensing and regulatory approvals.

2 See appendix for non-GAAP reconciliation. 2007 Adjusted EBITDA calculation based on the mid-point of the EMG guidance range.

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EDISON INTERNATIONAL®

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Southern California Edison (SCE)

An Investor-Owned Electric Utility

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EDISON INTERNATIONAL®

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SCE Value Driver – System Growth

SCE Growth1

New Meter Connections

90,000

80,000

70,000

60,000

50,000

63,463

73,204

77,437

83,979

87,708

75,626

2002 2003 2004 2005 2006 2007

Forecast

Peak Demand

26,000

22,000

18,000

14,000

10,000

18,821

20,136

20,762

21,934

22,889

23,517

2002 2003 2004 2005 2006 2007

Forecast

SCE’s service territory has

4 of the 10 fastest growing counties in the nation2

5 of the 25 fastest growing cities in the nation3

New Meter Connections

Expect to be 75,626 in 2007

385,791 meters added in the past 5 years

Home remodeling and population growth in high-temperature regions contribute to growth

Peak Demand

In July 2006 Peak Demand reached 22,889 MW

4.4% growth from 2005 peak

10.2% higher than 2004 peak

Strong customer and load growth keeps statewide focus on the need to expand and strengthen the utility infrastructure

1 2007 figures projected for full-year.

2 LA, Riverside, San Bernardino and Orange counties. US Census Bureau data, in terms of population increase between 2000 and 2005.

3 Moreno Valley, Rancho Cucamonga, Irvine, Lancaster and Fontana. US Census Bureau data, in terms of population percentage increase between 2004 and 2005.

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SCE Value Driver – Reliability

State law requires that SCE serve 20% of its customers’ electricity needs with renewable energy by 2010

SCE’s current renewable portfolio

Can deliver more than 2,700 MW of electricity

Serves 16 – 17% of energy needs with renewables

2005 renewable solicitation totals up to 2,114 MW, roughly the equivalent of 2 power plants

Bidder negotiations underway for 2006 solicitation of 10-, 15- and 20-year contracts; intend to finalize by year-end

Bid evaluation in process for 2007 solicitation of 10-, 15- and 20-year contracts; intend to finalize by 2Q 2008

SCE – the nation’s leading renewable energy purchaser in 2006

Agreement with Alta Windpower Development LLC

Secures at least 1,500 MW of power, more than doubling SCE’s wind portfolio

The wind project, when completed, will be twice the size of the largest wind project in the U.S.

Projects to be built in the Tehachapi area of CA

Expanded Geothermal Agreement with Calpine

SCE expanded agreement to purchase 225 MW of geothermal energy for 10 years

SCE entered into a new agreement for 714 MW of non-renewable capacity for 2008 – 2011

SCE signs largest wind energy contract in U.S. history & expands geothermal agreement

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SCE Value Driver – Reliability

All-Source RFO

Contracts totaling up to 3,450 MW were executed in January 2007

Contracts cover 2007 – 2011 and include energy and capacity

New Generation RFO

Solicited up to 1,500 MW of new IPP generation –1,205 MW has been awarded

Summer 2007 Track On-line by August 2007

NRG received a 10-year PPA to provide 260 MW CPUC approved contract in January 2007

Fast Track

On-line by August 2010

Blythe Energy and Competitive Power Ventures each received 10-year PPAs for 490 and 455 MW, respectively

CPUC decision expected in September 2007

Standard Track

On-line by August 2013

Shortlist notification June 19, 2007

Notification of successful offers in January 2008

In 10/06, SCE filed a request with the CPUC to enter into contracts for up to 20-years for an additional 500 MW of new capacity

CPUC has provided cost recovery assurance

SCE leadership in securing long-term power needs

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EDISON INTERNATIONAL®

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SCE Value Driver – Reliability

SCE is committed to creating, transmitting and improving end-use efficiency of electricity in an environmentally responsible manner

During the past 5 years, SCE has –

Saved more than 4 billion kWh – enough energy to power 500,000 homes for an entire year

Reduced greenhouse gas emissions by more than 2 million tons – the equivalent of removing 250,000 cars from the road

During the next 2 years, SCE will –

Help customers save an additional 2 billion kWh, reducing greenhouse gas emissions by another 1 million tons

SCE offers a wide array of energy efficiency and demand response programs which offer financial incentives and/or other benefits for saving energy and shifting usage from on-peak periods

Time-of-Use (TOU) rates, load management programs and energy management systems (EMS) are some of the many programs offered

Regulatory mechanisms mitigate the revenue impact of changes in electricity sales

Recognized as a leader in energy efficiency by U.S. EPA & DOE

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SCE Growth Driver – Investment

Proposed Five-Year Capital Spending Plan

$ Billions $5

$4

$3

$2

$1

$0

$2.4 $2.8 $ 3.9 $4.2 $4.0

2007 2008 2009 2010 2011

Current Forecast by Classification

$

%

Edison SmartConnectTM

1.2

7

Generation

2.8

16

Transmission

4.3

25

Distribution

9.0

52

Total1

17.3

100

Current Forecast by Proceeding

$

%

CPUC Rate Cases

11.1

64

CPUC Project Specific

1.9

11

FERC Rate Cases

4.3

25

Total1

17.3

100

Five-year spending plan emphasizes infrastructure replacement, renewables transmission, demand growth and energy efficiency (e.g. Edison SmartConnectTM)

1 Subject to timely receipt of permitting, licensing and regulatory approvals. Forecast includes about $600 million of capital spending for DPV2, the majority of which is expected to occur in 2008 & 2009. Arizona Corporation Commission denied approval of the DPV2 project on May 30, 2007. SCE is evaluating its options for the project.

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EDISON INTERNATIONAL®

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SCE Growth Driver – Investment

Forecast SCE Rate Base 2006-20111

12 + % Compound Annual Growth Rate

$ Billion

$17.6 $18 $14.5 $15 $12.7 $10.9 $11.7 $12 $9 $6 $3 $0 $20.4 $21

2006 2007 2008 2009 2010 2011

Approved 2009 GRC

Rate base growth provides foundation for strong SCE earnings and cash flow growth while meeting customer service and infrastructure objectives

1 Includes impact of 2006 CPUC and 2006 FERC GRC decisions and forecasted rate base for FERC (2007-2011) and CPUC (2009-2011) which are subject to regulatory approval. Forecast subject to maintaining project permitting and construction schedules. Forecast includes approximately $0.7 billion of DPV2 related rate base beginning in 2010. Arizona Corporation Commission denied approval of DPV2 on May 30, 2007. SCE is evaluating its options for the project.

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EDISON INTERNATIONAL®

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SCE Value Driver – Capital Investment

Tehachapi transmission line to interconnect up to 4,500 MW of generation

New transmission needed to strengthen system reliability and access economical power

NEVADA

CALIFORNIA

Midway (PG&E)

Santa Clarita

Pardee

Los Angeles

Tehachapi Windhub

Antelope

Palmdale

Vincent

Rancho Vista

Serrano

Santa Ana

SCE Service Territory

Lugo

Las Vegas

Eldorado

Mira Loma

Valley

Mohave

Devers

Palm Springs

ARIZONA

Phoenix

Palo Verde

San Diego

Existing 500kV

DPV2 & Rancho Vista 500kV

Tehachapi Segments 1-3 500kV Tehachapi Segments 4-11 500kV

Project Name	Phase	In-Service	2007- 2011 (Millions)1
Renewables
Tehachapi Segments 1- 3	Licensing Ending2	2008 - 2009	255
Tehachapi Segments 4 - 11	Licensing Starting	2011 - 2013	1,504
Other Renewable Projects	Licensing Starting	Various	343
Total Renewables			2,102
Reliability
Rancho Vista Substation	Construction	2009	213
Other Reliability Projects	Various	Various	1,351
Total Reliability			1,564
Economics
DPV2	Licensing Ending3	2009	587
GRAND TOTAL			4,253

SCE leadership in new transmission to support system reliability and renewable energy

1 Part of the $4,253 million spend may shift to 2012-2014 if licensing delays occur.

2 CAISO, CPUC approvals received. USFS approval for Segment 1 expected 2Q 2007.

3 CAISO, CPUC, USFWS and Arizona Siting Commission approvals received. Arizona Corporation Commission approval denied on May 30, 2007. SCE is evaluating its options for the project.

13 EDISON INTERNATIONAL®

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SCE Value Driver – Capital Investment

Five “Black Start” Peakers

Initiated in August 2006 at the CPUC’s request

Capital Investment forecast at $275 million – about $140 million remaining in 2007

Four of five units expected to be completed by August 1, 2007

San Onofre Nuclear Generation Station

2,150 MW total (SCE share 78.21%)

Unit 2 SGR in service 2010 and Unit 3 SGR in service 2011

$ 0.5 billion – SGR project costs (SCE share) for 2007-2011

SCE responds to peak demand by adding up to 250 MW in new peaker capacity

CPUC approved SONGS 2 & 3 steam generator replacement (SGR)

14 EDISON INTERNATIONAL®

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SCE Value Driver – Capital Investment

2005 2006 2007 2008 2009 2010 2011 2012 2013

Revised Schedule1

Design Phase

Pre-Deployment Phase

Deployment Phase

AMI Initiative Ahead of Schedule

Pre-Deployment, which began in January 2007, includes Field Testing with 5,000 homes and small businesses. Field testing is planned for this summer, subject to CPUC approval

Full deployment, planned for 2008 – 2012 for about 5 million residential and small commercial customers, is one year ahead of the initial schedule

Capital investment preliminarily estimated at approximately $1.2 billion through deployment

Edison SmartConnectTM, SCE’s AMI Program, has the potential to reduce peak power consumption among its customers by as much as 1,000 MW

AMI RFP – Vendor Candidates

Received bids from meter manufacturers and communications infrastructure vendors; intend to select vendor(s) by year-end

SCE’s advanced generation meter will provide enhanced capabilities, such as measuring energy usage by the hour vs. the month

– Meter Candidates:

Itron, Landis + Gyr, Sensus

Communications Infrastructure is critical to providing a link to other household devices such as personal computers, smart thermostats and appliances of the future

– Communications Infrastructure Candidates: Cellnet, Itron, Sensus

SCE leadership in advanced metering infrastructure (AMI) initiative

1 Subject to CPUC Approval.

15 EDISON INTERNATIONAL®

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Constructive Regulatory Environment

Rate Base

General Rate Case (GRC) provides three-year forward looking rate-setting mechanism based on forecast spending; affirmed twice

2006 GRC Decision approved majority of capital requests and operating expenses

2006 GRC Decision results in increased depreciation providing annual cash flow of about $1 billion for 2006-2008

Plan to file 2009 GRC Notice of Intent in July 2007 and application in November 2007

Investors’ Return

11.6% return on common equity (ROCE) approved through 2007

11.8% ROCE requested May 2007 in 2008 Cost of Capital application – to be effective January 2008

Energy Efficiency

CPUC is considering plans to share energy efficiency economic savings between ratepayers and investors

Procurement Cost

Energy Resources Recovery Account (ERRA) and related Trigger Mechanism provides timely recovery of procurement costs and mitigates energy price exposure

Customer Rates

Only limited rate increases expected in GRC as new rate base growth will be partially offset from lower purchased electricity costs as legacy contracts expire

California’s regulatory framework has been strengthened to support Growth, reliability needs and mitigate risks of volatile commodity prices

16 EDISON INTERNATIONAL®

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Edison Mission Group (EMG)

A Competitive Power Generation Company

17 EDISON INTERNATIONAL®

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EMG Growth Driver – Operating Platform

Washington

Natural Gas 70 MW

Iowa

Wind 109 MW/36 MW (UC)

Minnesota

Wind 75 MW/50 MW (UC)

Illinois

Natural Gas 305 MW Coal 5,613 MW

California

Natural Gas 964 MW

Pennsylvania

Coal 1,884 MW

West Virginia

Coal 40 MW

EMG Generation Fuel Mix1

	MW	%
Coal	7,537	79%
Natural Gas	1,339	14%
Wind	435	5%
Other	153	2%
	9,464	100%

New Mexico

Wind 90 MW

Oklahoma

Wind 95 MW (UC)

Texas

Wind 161 MW

1 Excludes 181 MW wind projects under construction (UC); natural gas includes oil-fired; other includes Doga in Turkey (144 MW) and Huntington biomass (9 MW) which are not shown. Data as of April 30, 2007.

18 EDISON INTERNATIONAL®

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EMG – Key Value Drivers

Low-cost Coal Generation Driver to Strong EBITDA

EMG Adjusted EBITDA in excess of $1 billion for last two years, also forecasted for 20071

Strong Operational and Marketing/Trading Capabilities

Effective management of fuel, transportation, and emissions to protect gross margins

More efficient and expanding market/hedging opportunities

Experienced/value adding trading business

Long-term environmental plan for Midwest Generation

Financial Flexibility with Simplified Capital Structure

EMG cash position2 – $2.1 billion as of March 31, 2007

Recent financing eliminates near-term maturities and MEHC high interest rate notes

$ 1.13 billion of credit facilities supports hedging program

Expanding capital expenditures – up to $1.3 billion over next 3 years

Expansion and Diversification Goals

Larger scale and operational efficiencies

Greater diversification of generation technology and fuel type

Bias towards development, contract vs. merchant, low emission technologies

Focus areas – renewables, natural gas, IGCC

1 See appendix for non-GAAP reconciliation. 2007 adjusted EBITDA calculation based on the mid-point of the EMG guidance range.

2 Cash and short-term investments.

3 On May 7, 2007, EME’s revolver was increased by $100 million bringing total credit facilities for MWG and EME to $1.1 billion.

19 EDISON INTERNATIONAL®

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EMG Growth Driver – Coal Fleet Margin

Midwest Generation

• Six merchant coal plants (5,613 MW) and two natural gas/oil merchant peakers (305 MW) serving the greater Chicago area

• Plants dispatch into PJM, a highly liquid electricity market

Homer City

• Merchant coal plant (1,884 MW) located in Pennsylvania

• Baseload plant with direct high voltage interconnections to both PJM and NYISO

Average Realized Energy Price

$60

$40

$20

$0

$/MWh

2004 2005 2006

$31.20 $19.60 $11.60

$45.55 $33.15 $12.40

$46.19 $33.00 $13.19

Average realized energy margin ($/MWh)1,2

Average Realized Energy Price

$60 $40 $20 $0

$/MWh

2004 2005 2006

$35.93

$19.78

$16.15

$45.05

$23.97

$21.08

$48.02

$24.97

$23.05

Average fuel costs and emission purchases ($/MWh)

1 Average realized energy margin is equal to average realized energy price less average fuel costs and emission purchases.

2 Average MWG energy margin in 2004 reflects average energy prices realized by merchant coal operations only.

20 EDISON INTERNATIONAL®

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EMG – Hedging Status

Hedge Program Status at March 31, 2007 Midwest Generation	Remainder of 2007	2008	2009
Energy Only Contracts
GWh	11,968	10,838	2,048
Average price/MWh	$48.32	$61.37	$60.00
Load Requirements Services Contracts
Estimated GWh	6,449	6,210	1,806
Estimated average price/MWh	$64.29	$64.01	$63.65
Total Estimated GWh	18,417	17,048	3,854
Coal under contract (millions of tons)1	12.5	14.6	11.7
Homer City
Megawatt hours (in GWh)	5,714	7,322	2,048
Average price ($/MWh)	$64.29	$60.85	$71.05
Coal under contract (millions of tons)1	3.9	2.1	0.8

• Hedging manages earnings variability

• Gross margin for 2007 and 2008 significantly hedged

• Rolling program hedges core components of gross margin

1 The amount of coal under contract in tons is calculated based on contracted tons and applying a 8,800 British Thermal Unit equivalent and a 13,000 British Thermal Unit equivalent for Midwest Generation and Homer City, respectively.

21 EDISON INTERNATIONAL®

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Favorable EMG Capacity Market Trends

EMG 2007-2008 PJM West Capacity Auction Results Net MW Accepted at $40.80 per MW-day1

Midwest Generation

Homer City

0 2,000 4,000

3,013

886

PJM Market Facts

EMG sells power into the PJM market by participating in PJM’s capacity and energy markets or by transacting capacity and energy on a bilateral basis.

Future PJM Auction Dates

		Homer City APS
	Midwest Generation PJM West “Rest of Market”	PJM West “Rest of Market”	PJM MAAC+
2008-2009 (July)	3	3
2009-2010 (October)	3		3
2010-2011 (February 2008)	3		3

1 Not all capacity was sold into the auction due to other contractual sales and commercial opportunities.

22 EDISON INTERNATIONAL®

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EMG – Operational, Marketing and Trading Capabilities

Maximize Forward Sales Opportunities as Markets Evolve

Originally focused on bilateral agreements

Market transitioning to bilateral agreements without collateral requirements

Illinois BGS Auction (winning supplier: 17- and 29- month tranches)

Expanding trading and hedging footprint beyond PJM

RPM settlement provides new option to sell capacity for 3-year period

EMMT Provides Opportunistic Trading Revenues

Leverage knowledge gained from managing merchant coal fleet

Trading primarily transmission congestion products and electricity basis spreads

Controls on Types and Sizes of Exposures

Allowed products and region

Large majority of positions are low risk congestion contracts

VaR, volumetric, duration and credit limits

Edison Mission Marketing and Trading (EMMT)

Significantly lengthened hedge duration of the coal portfolio in the past year

Provides significant incremental income from trading activity

200 150 100 50 0

$23

$195

$130

2004 2005 2006

EMMT Trading Revenue

($ Millions pre-tax)

23 EDISON INTERNATIONAL®

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EMG Growth Driver – Recapitalization

$ 2.7 billion EMG refinancing

Favorable market conditions

Enhanced financial flexibility

Moves refinancing risk past environmental spending period

Simplifies capital structure

Facilitates longer-term hedging

Expands liquidity

Tender premium and other non-core1 costs: $0.45 per share

Interest savings: $0.07 per share in 2007, $0.11 per share annualized

2007 Edison Mission Energy Debt Financing $1,200,000,000 7.00% Senior Notes due 2017 $800,000,000 7.20% Senior Notes due 2019 $700,000,000 7.625% Senior Notes due 2027

1 See appendix for non-GAAP reconciliation.

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EDISON INTERNATIONAL®

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EMG – Midwest Gen Environmental Agreement

Comprehensive agreement addresses mercury, NOx, and SO2 emissions

Achieves specified emission reductions through retrofits or unit shutdowns

Mercury – 90% removal by 2015

NOx – emissions of 0.11 lbs. per million Btus by 2011 (66% reduction)

SO2 – emissions of 0.11 lbs. per million Btus by 2019, with interim step downs (78% reduction)

Helps continue good relationships with key constituents and regulators and supports growth

Agreement supported by Gov. Blagojevich, City of Chicago, and several influential environmental and community groups

Illinois EPA assistance with IGCC and wind development, permit approvals

Emission credit selling allowed

Agreement filed under Illinois State Implementation Plan of CAIR

Provides reasonable certainty of amount & timing of emission reductions through 2018

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EMG – Environmental Compliance

MWG Compliance Plan

Phase 1 – Reduction of Mercury Emissions

Installation of Activated Carbon Injection (ACI) technology by July 2009

Estimated cost approx. $60 million

Phase 2 – Reduction of NOx Emissions

Installation of primarily Selective Catalytic Reduction (SCR) systems by the end of 2011

Estimated cost approx. $450 million

Phase 3 – Reduction of SO2 Emissions

Flue Gas Desulfurization (FGD) technology

Estimated cost approx. $2.2 – $2.9 billion

Shutdown of Small Units

Waukegan 6 (100 MW) – by end of 2007

Will County 1 & 2 (310 MW) – by end of 2010

Homer City Compliance Plan

PA State Implementation Plan for CAMR and CAIR adopted

Homer City will comply with 2010 phase of mercury requirements by installing ACI on Units 1 & 2

Evaluating compliance approaches for 2015 phase

EMG environmental compliance plan allows assessment of market conditions before incurring capital expenditures

Note: Cost estimates are in 2006 dollars.

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EDISON INTERNATIONAL®

Leading the Way in ElectricitySM

EMG – Wind Energy Development Strategy & Portfolio

Wind Energy Development Strategy

Strategic Importance to Growth Plan

Contributes to portfolio diversification

Objective is to attain national scope and leadership scale

Leverages successful wind energy experience to date

Wind Energy Provides Attractive Opportunities

Growing RPS requirements and national desire for renewables

Production tax credits

Accelerated depreciation (MACRS) over 5 yrs.

Mainly long-term contracts for output

Wind Project Portfolio & Development Pipeline

	No. of Projects	Size (MW)
Projects
In-Service	10	435
Under Construction	4	181
Total Projects	14	616
Development Pipeline 1	31	2,696
Turbines
Purchased and under option		1,563

Pipeline of almost 2,700 MWs under exclusive development agreements Extensive prospect list supports further growth of development pipeline Purchased and option for 1,563 MW of turbines for 2007, 2008 and 2009 delivery

1 Owned or under exclusive agreements.

27 EDISON INTERNATIONAL®

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EMG Growth Driver – Wind

Nebraska

Pipeline 100 MW

Wyoming

Pipeline 141 MW

Utah

Pipeline 90 MW

Oklahoma

Construction 95 MW

Pipeline 300 MW

New Mexico

In-Service 90 MW

Pipeline 60 MW

Texas

In-Service 161 MW

Pipeline 630 MW

Iowa

In-Service 109 MW Construction 36 MW

Minnesota

In-Service 75 MW Construction 50 MW Pipeline 189 MW

Wisconsin

Pipeline 100 MW

Illinois

Pipeline 350 MW

Maine

Pipeline 54 MW

New York

Pipeline 130 MW

Pennsylvania

Pipeline 127 MW

Maryland

Pipeline 80 MW

West Virginia

Pipeline 345 MW

EMG Wind Portfolio1

MW
In-Service	435
Construction	181
Development Pipeline	2,696
Turbines (not shown)	1,563

~2,700 MW development pipeline in 15 states and growing

1 Data as of April 30, 2007; turbines purchased or committed to support development pipeline.

28 EDISON INTERNATIONAL®

Leading the Way in ElectricitySM

EMG Growth Driver - Thermal

Natural Gas-Fired Generation

Thermal development (1,000 MW)

Walnut Creek and Sun Valley, CA opportunities (500 MW each) in permitting and engineering stage – SCE and other potential customers Potential acquisitions of assets or portfolios

Will be selective and disciplined

Some regions showing developing capacity markets and higher spark spreads

Assets complement marketing and trading skills

IGCC with Carbon Sequestration

Carson Hydrogen Project (400-450 MW)

Joint Venture with BP at their Carson City refinery - petroleum coke fuel with 90% CO2 used for enhanced oil recovery

Confirming project economics and CO2 requirements

Target operating date 2012 – 2013

Other opportunities in early stage development

29 EDISON INTERNATIONAL®

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Year to Date Performance Through March 31, 2007 And Annual Performance Through December 31, 2005 & 2006

30 EDISON INTERNATIONAL®

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Edison International – Earnings Performance

	Quarter Ended March 31,
Core Earnings (Loss) Per Common Share (Unaudited)	2007	2006	Change
Southern California Edison Company	$0.45	$0.37	$0.08
Edison Mission Group	0.48	0.23	0.25
EIX parent company and other	(0.03)	(0.04)	0.01
EIX consolidated core earnings per share	0.90	0.56	0.34
Non-core items
SCE – tax item	0.10	–	0.10
Earnings from discontinued operations	0.01	0.22	(0.21)
Total non-core items	0.11	0.22	(0.11)
EIX basic earnings per common share	$1.01	$0.78	$0.23

31 EDISON INTERNATIONAL®

Leading the Way in ElectricitySM

Edison International – Earnings Performance

	Quarter Ended March 31,
Core Earnings (in millions) (Unaudited)	2007	2006	Change
Southern California Edison Company	$149	$121	$28
Edison Mission Group	155	73	82
EIX parent company and other	(5)	(10)	5
EIX core earnings	299	184	115
Non-core items
SCE – tax item	31	–	31
Income from discontinued operations	3	73	(70)
Total non-core items	34	73	(39)
Cumulative effect of accounting change – net of tax	–	1	(1)
Total EIX consolidated earnings	$333	$258	$75

32 EDISON INTERNATIONAL®

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Edison International – EMG Operating Performance Update

Midwest Generation	1QTR 2007	1QTR 2006	Change	%
Generation (in GWhr)
Energy Only contracts	6,698	7,244
Load requirement services contracts	1,932	—
Total	8,630	7,244	1,386	+19%
Equivalent Availability	88.0%	86.8%	+1.2%
Forced Outage Rate (EFOR)	5.9%	2.8%	+3.1%
Average Cost of Fuel ($/MWh)	$12.63	$12.92	$(0.29)	- 2%
Flat Energy Price – Nihub ($/MWh)	$44.81	$42.48	$2.33	+5%
Average Realized Energy Price ($ /MWh)
Energy Only contracts	$49.06	$45.21	$3.85	+9%
Load requirement services contracts	$61.89	—
Homer City
Generation (in GWhr)	3,293	2,521	772	+31%
Equivalent Availability	86.5%	71.8%	+14.7%
Forced Outage Rate	5.8%	23.4%	-17.6%
Average Cost of Fuel ($/MWh)	$21.81	$23.93	$(2.12)	-9%
Flat Energy Price – PJM West Hub ($/MWh)	$59.86	$56.42	$3.44	+6%
Flat Energy Price – HC Busbar ($/MWh)	$53.19	$50.49	$2.70	+5%
Flat Energy Price – PJM West Hub minus
HC Busbar ($/MWh) – Basis	$6.67	$5.91	$0.76
Average Realized Energy Price ($ /MWh)	$57.86	$49.57	$8.29	+17%

33 EDISON INTERNATIONAL®

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Edison International — Earnings Guidance

Core EPS:	2006 Recorded	2007 Guidance Effective 2/28/07	Updated	2007 Guidance 5/9/07
SCE	$1.89	$1.97 – $	2.07	$1.97 – $	2.07
EMG	1.30	1.21 –	1.51	1.21 –	1.51
EIX Holding Co.	(0.12)	(0.13)	(0.13)
Core	$3.07	$3.05 – $	3.45	$3.05 – $	3.45
Non-Core Items1, 2:
SCE	0.49	–		0.10
EMG	0.02	–		(0.45)
Total	$3.58	$3.05 – $	3.45	$2.70 – $	3.10

1 SCE 2006 non-core items reflect regulatory and tax items of $0.40, and a generator settlement/ refund incentive of $0.09; EMG 2006 non-core items reflect early debt retirements of $(0.28), and discontinued operations of $0.30.

2 2007 non-core items reflect refinancing costs for EMG of $(0.45) and a tax benefit for SCE of $0.10.

34 EDISON INTERNATIONAL®

Leading the Way in ElectricitySM

Edison International – Earnings Performance

	Year Ended December 31,
Earnings (Loss) Per Common Share (Unaudited)	2006	2005	Change
Southern California Edison Company	$1.89	$1.82	$0.07
Edison Mission Group	1.30	1.42	(0.12)
EIX (Parent) and Other	(0.12)	(0.11)	(0.01)
EIX Consolidated Core Earnings	3.07	3.13	(0.06)
Non-core items:
SCE – Regulatory and tax items	0.40	0.36	0.04
SCE – Generator settlement / refund incentive	0.09	0.04	0.05
MEHC – March Point impairment	—	(0.10)	0.10
MEHC – Early debt retirements	(0.28)	(0.05)	(0.23)
Discontinued operations	0.30	0.09	0.21
Total Non-core Items	0.51	0.34	0.17
Total EIX Consolidated Earnings	$3.58	$3.47	$0.11

35 EDISON INTERNATIONAL®

Leading the Way in ElectricitySM

Edison International – Earnings Performance

	Year Ended December 31,
Core Earnings (Loss) (in millions) (Unaudited)	2006	2005	Change
Southern California Edison Company	$618	$595	$23
Edison Mission Group	424	463	(39)
EIX (Parent) and Other	(27)	(31)	4
EIX Consolidated Core Earnings	1,015	1,027	(12)
Non-core items:
SCE – Regulatory and tax items	130	116	14
SCE – Generator settlement / refund incentive	28	14	14
MEHC – March Point impairment	—	(34)	34
MEHC – Early debt retirements	(90)	(15)	(75)
Earnings from discontinued operations	97	30	67
Cumulative effect of change in accounting principle	1	(1)	2
Total Non-core Items	166	110	56
Total EIX Consolidated Earnings	$1,181	$1,137	$44

36 EDISON INTERNATIONAL®

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Appendix

37 EDISON INTERNATIONAL®

Leading the Way in ElectricitySM

Edison International — Non-GAAP Reconciliation

	Year Ending December 31,
	2005	2006	2007E
Core Earnings:
SCE	$1.82	$1.89	$1.97 –$ 2.07
EMG	1.42	1.30	1.21 – 1.51
EIX Holding Co.	(0.11)	(0.12)	(0.13)
Core	$3.13	$3.07	$3.05 -$ 3.45
Non-Core Items:
SCE – Regulatory and tax items	0.36	0.40	0.10
SCE – Generator settlement / refund incentive	0.04	0.09	—
EMG – March Point impairment	(0.10)	—	—
EMG – Early debt retirements	(0.05)	(0.28)	(0.45)
EMG – Discontinued operations1	0.09	0.30	—
Total	$3.47	$3.58	$2.70 -$ 3.10

1 Primarily relates to Lakeland distributions and other adjustments related to some of MEHC’s international projects that were sold in 2004.

38 EDISON INTERNATIONAL®

Leading the Way in ElectricitySM

Edison International — Non-GAAP Reconciliation

	Quarter Ended March 31,
Core Earnings (Loss) Per Common Share (Unaudited)	2007	2006	Change
Southern California Edison Company	$0.45	$0.37	$0.08
Edison Mission Group	0.48	0.23	0.25
EIX parent company and other	(0.03)	(0.04)	0.01
EIX consolidated core earnings per share	0.90	0.56	0.34
Non-core items
SCE – tax item	0.10	—	0.10
Earnings from discontinued operations	0.01	0.22	(0.21)
Total non-core items	0.11	0.22	(0.11)
EIX basic earnings per common share	$1.01	$0.78	$0.23

39 EDISON INTERNATIONAL®

Leading the Way in ElectricitySM

Edison International - Adjusted EBITDA

Quarter Ended March 31, 2007 2006 Change

Reconciliation to Net Income (in millions)

$ %

Net income $ 333 $ 258 $ 75

Cumulative effect of accounting change - net of tax — (1) 1

Income from discontinued operations - net of tax (3) (73) 70

Income from continuing operations 330 184 146 79%

Interest expense - net of amounts capitalized 198 200 (2)

Interest income (39) (36) (3)

Income taxes1 129 111 18

Dividends on preferred and preference stock of utility 13 12 1 not subject to mandatory redemption

Depreciation, decommissioning and amortization 313 292 21

EBITDA $ 944 $ 763 $ 181 24%

Adjustments:

Nuclear decommissioning trust earnings and (40) (39) (1)

contributions

Variable interest entities (VIE) - depreciation (9) (9) —

Rate reduction bonds (RRB) - interest expense (4) (8) 4

Production tax credits 5 5 —

Gain on sale of assets — (4) 4

Adjusted EBITDA $ 896 $ 708 $ 188 27%

1 Includes non-core benefit of $31 million in 2007

Note: EBITDA is defined as earnings before interest, income taxes, dividends on preferred and preference stock not subject to mandatory redemption, depreciation, decommissioning and amortization. Adjusted EBITDA excludes amounts from SCE’s nuclear decommissioning trust earnings and contributions, VIEs and RRBs (as these amounts do not affect utility earnings), EMG’s gain on the sale of assets, and includes production tax credits from EMG’s wind projects.

40 EDISON INTERNATIONAL®

Leading the Way in ElectricitySM

Edison Mission Group – Adjusted EBITDA

Reconciliation to Net Income (in millions)	2005 Actual	2006 Actual	2007 Forecast
Net Income	$443	$432	$2961
Add back (Deduct):
Cumulative effect of change in accounting,	1	(1)	—
net of tax
Discontinued operations	(30)	(97)	—
Income (loss) from continuing operations	414	334	296
Interest expense	435	409	375
Interest income	(74)	(118)	(71)
Income taxes	163	154	102
Depreciation and amortization	147	157	180
EBITDA	1,085	936	882
Production tax credits2	8	17	38
Discrete items:
Loss on lease, asset impairment and other	7	—	—
Impairment of equity method investment	55	—	—
Gain on sale of assets	—	(22)	—
Loss on early extinguishment of debt	25	146	242
Adjusted EBITDA	$1,180	$1,077	$1,162

Note: EBITDA is defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA includes production tax credits from EMG’s wind projects and excludes amounts from gain on the sale of assets, loss on early extinguishment of debt and leases, and impairment of assets and investments.

1 Represents the mid-point of the EMG guidance range.

2 Production tax credits (PTC) are after tax numbers.

41 EDISON INTERNATIONAL®

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EMG – Liquidity Profile

Available Liquidity

Sources (in millions)	12/31/06	3/31/07
EME Revolver	$473	$457
MWG Revolver	495	495
Cash & Short term	2,181	2,055
investments¹
	$3,149	$3,007

$1.1 billion of credit facilities between MWG and EME2

During 2007, cash is expected to decline primarily from funding of new investments

1 Excludes $73 million and $219 million of cash collateral held by counterparties at 12/31/06 and 3/31/07, respectively.

2 On May 7, 2007, EME’s revolver increased by $100 million bringing total credit facilities for MWG and EME to $1.1 billion.

42 EDISON INTERNATIONAL®

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EMG – Capital Expenditures

Planned Expenditures1

April 2007 - 2009

Plant/Corporate Capex Plan Environmental Plan Growth Commitments

Potential Expenditures (2007 – 2009)

Additional growth opportunities

Additional wind turbines

Balance of plant costs for purchased wind turbines

$ Millions 800 700 600 500 400 300 200 100 0

2007 2008 2009

$1,259 Million

Potential Expenditures After 2009

Midwest Gen environmental spending plan

Evaluating FGD installation at Homer City

Additional growth opportunities

1 EMG has entered into a letter of intent to purchase 300 additional wind turbines (630 MW) for delivery in 2008 and 2009 subject to completion of definitive agreements. EMG has also made a reservation fee payment of $8 million for 83 additional turbines (totaling 199 MW) for 2009 delivery, subject to the issuance of a notice to proceed. Estimated capital expenditures under these agreements, not including the cost to complete construction, would be $940 million if the maximum number of turbines is purchased.

43 EDISON INTERNATIONAL®

Leading the Way in ElectricitySM

Edison International – 2006 Financial Highlights

Record high net income of approx. $1.2 billion or $3.58 per share vs. guidance of $3.19 per share

Core1 earnings of $3.07 per share exceeded guidance of $2.91 per share

EIX dividend increased by 7.4% to an annual rate of $1.16 per share

Growth initiatives on plan for both SCE and EMG

SCE invested $2.2 billion in capital projects in 2006

Major transmission projects progressing

Advanced Metering Infrastructure (AMI) deployment accelerated one year

EMG advanced plans to diversify and grow its generation portfolio

EMG significantly advanced development of renewable energy projects

MOU with Illinois EPA provides much greater certainty for future state environmental regulations and flexibility to comply

Maintained utility authorized equity return for 2007 at 11.6%

See appendix for non-GAAP reconciliation.

44 EDISON INTERNATIONAL®